Nasdaq: AMIX
autonomix.com

AUTONOMIX

Sense, Treat and Verify.

Illuminating the Nervous System with Transvascular Precision-Guided Technology

Investor Presentation
April 2025

Disclaimer

All statements contained herein other than statements of historical fact, including statements regarding our future results of operations and financial position, our business strategy and plans, and our objectives for future operations, are forward-looking statements. The words "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect," and similar expressions are intended to identify forward looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. These statements are only predictions and involve known and unknown risks, uncertainties, and other factors, including those discussed under "Risk Factors" and elsewhere in the Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (SEC) on May 31, 2024 and updated from time to time in our Form 10-Q filings and in our other public filings with the SEC. Any forward-looking statements contained in this release speak only as of its date. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the future events and trends discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. More detailed information about Autonomix is set forth in our filings with the Securities and Exchange Commission. Investors and security holders are urged to read these documents free of charge on the SEC's web site at http://www.sec.gov.

The data contained herein is derived from various internal and external sources. No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections or modeling or any other information contained herein. Any data on past performance or modeling contained herein is not an indication as to future performance. Autonomix assumes no obligation to update the information in this presentation.

AUTONOMIX

Unleashing the Power of Nerve-Targeted Treatments

Transforming minimally invasive transvascular technology to treat neurological diseases

120+ Patents	Extensive IP Portfolio with 120+ Patents Issued and Pending
First-In-Class	High Sensitivity to Detect and Differentiate Neural Signals, Enabling Real-Time, High-Resolution Signal Capture Through Our Proprietary Microchip Directly at the Source
Positive Data	Significant Pain Reduction Demonstrated in Initial Phase of First-in-Human Proof-of-Concept (PoC 1) Trial in Pancreatic Cancer Pain
Expansion Study	Initiating Expansion Phase in Additional Visceral Cancers and Earlier Stage Pancreatic Cancer (PoC 2)
2026 FDA Submission	Targeting FDA De Novo Submission in 2026 for Pancreatic Cancer-Related Pain Indication

Total Combined $100 Billion Market Opportunity

The Problem

Current Technologies Cannot Precisely Target and Treat Overactive Nerves

- Current cardiac sensing technologies cannot detect low amplitude neuronal signals

  Senses (or maps) 100uV activity while neuronal signaling through the vessel wall is much lower, typically less than 5uV

- Neuronal RF ablation procedures, while effective, are currently performed blind

  Physicians lack ability to target, differentiate or verify treatment



Clearer visibility and a better understanding of the nervous system can open doors to new treatments and diagnostic techniques that are currently unavailable

AUTONOMIX

Sense, Treat and Verify.

Illuminating the Nervous System with Transvascular Precision-Guided Technology

Play Video

Enabling: Sense, Treat and Verify

Potential to Improve Patient Outcomes Through Precision-Guided Treatment

Procedure

1 Sense (Identify) Overactive Nerves



MAPPING CATHETER INSERTION
Celiac ganglia
Microchip detects nerve signaling
Celiac artery
Postganglionic nerve fiber
Aorta

Precision Mapping of Neural Activity to Identify Target Overactive Nerves

2 Treat (Ablate) Target Nerves



RF CATHETER INSERTION
Ablation performed at selected vessel

Advanced Ablation Catheter Delivers Thermal Energy to Kill Target Nerves

3 Verify (Confirm) Treatment



MAPPING CATHETER REINSERTION
Confirmation of change in neural activity

Immediate Intra-Procedure Feedback Ensures Treatment Effectiveness

Unleashing the Power of Precision-Guided, Nerve-Targeted Treatments

Catheter-Based Technology to Detect Relevant Neuronal Signals and Ablate Nerves in One Simple Procedure

< 5μV
High Sensitivity to Detect and Differentiate Neural Signal Strength

ASIC-Powered[1]
Proprietary Sensory Microchip Processes Signal Directly at the Source

Platform
Unlimited Application Opportunities Across a Wide Disease Spectrum

User Interface Provides Real-Time Neural Signaling Data


Voltage (uV)


Custom Antenna Array
Multichannel signaling allows for 360-degree positioning for directional neuronal targeting
1-2 mm Proprietary Sensory Microchip
Immediate proximity of the sensory chip to the custom antenna array results in high-resolution signal capture

1. ASIC – Application-Specific Integrated Circuit


Processing Power Brought Directly to the Nerves
CURRENT
Signal travels 6 feet to be processed
Stronger cardiac electrical activity is capable of traveling distance without loss of signal and resolution.
100µV
AUTONOMIX
Signal travels millimeters to be processed
Processing weaker neuronal electrical activity closer to the sensor enhances data resolution and preserves signal integrity.
< 5 µV
We took the equivalent of bulky lab equipment and reduced it down to the size of a 1 by 2-millimeter microchip that we could then position just millimeters away from the nerves we are sensing.
AUTONOMIX
8

First-in-Human Proof-of-Concept Trial in Pain Associated With Pancreatic Cancer

PoC 1 Initial Phase Achieved Key Learnings and Met All Study Objectives

Demonstrated Statistically **Significant Pain Relief**

Number of Subjects:	20[1]
Clinical Sites:	1
Objective:	Transvascular ablation of relevant nerves to treat intractable pain

1. Subjects includes the first five lead-in subjects used for procedure optimization; 2. *Pancreatic cancer statistics*. WCRF International. (2024, June 26). https://www.wcrf.org/cancer-trends/pancreatic-cancer-statistics/; 3. RAWLA, P., SUNKARA, T., GADUPUTI, V.. Epidemiology of Pancreatic Cancer: Global Trends, Etiology and Risk Factors. World Journal of Oncology, North America, 10, Feb. 2019.

AUTONOMIX

A Major Unmet Need

Negative Impact on Quality of Life and Survival

- **11th** most prevalent cancer worldwide[2]
- One of the most lethal: **95%** mortality[2]
- **>50%** of patients have intractable pain[3]
- **80-90%** of patients have unresectable tumors and/or metastatic cancer[3]

Leads to:

- Poor diet and lower caloric intake
- Poor quantity and quality of sleep
- Inability to work and socialize
- Poor tolerance to chemotherapy

Notable Topline Statistics and Key Learnings From PoC 1 on Treatment of Pancreatic Cancer Pain

Pain Reduction Remained Consistently Positive at 7-Days and 4-6 Weeks Post-Procedure

No Device or Procedure-Related Serious Adverse Events[1]

[1] As to be expected in seriously ill patient populations, there were 8 serious adverse events not related to the device or procedure (6 subjects succumbed to their disease before the 4-6 week follow up and 2 events related to disease progression resulting in hospitalization)

100% — **100% of patients (n=16) with femoral access responded** to treatment[2]

24 hours — **Pain relief occurred as early as 24 hours** post-procedure

59.2% — **Responding patients** had a mean **4.67 pain reduction** or **59.2% improvement** at 4-6 weeks

73% — **73% of responding** patients were at **zero opioid** use at 4-6 weeks

[2] Three (3) patients with brachial access showed no improvement and one (1) patient was enrolled and not treated due to unsuccessful catheter placement because of an existing celiac trunk stenosis (narrowing of the vessel)

Clinically Meaningful Reduction in Pain With Improvement in Quality of Life

100% of Responders Required Zero Opioid Use at 7 Days

73% of Responders Remained Opioid Free at 4-6 Weeks, Even with Disease Progression

PoC 1: Reducing Severe Pain in Pancreatic Cancer

		7-Day Data Total Population (n=19); Responding Population (n=16)				4-6 Week Data[2] Total Population (n=11); Responding Population (n=9)		
Group	Number of Subjects[1]	Responder Rate	VAS Pain Score	Opioid Use	Quality of Life	VAS Pain Score	Opioid Use	Quality of Life
Total mITT Population	n=19	84%	Positive Reduction 3.32 or 43.6%	11%	48% Improvement	Positive Reduction 3.95 or 49.7%	38%	11% Improvement
Responding Femoral Patients	n=16	100%	Positive Reduction 4.16 or 53%	Zero	76% Improvement	Positive Reduction 4.67 or 59.2%	27%	42% Improvement

AUTONOMIX

1. One (1) patient was enrolled and not treated due to unsuccessful catheter placement because of an existing celiac trunk stenosis (narrowing of the vessel)
2. Sample size differences due to patients succumbing to their disease and inability to travel given the natural progression of their disease and was recorded as a missing data.

Demonstrated Clinically Meaningful Pain Reduction at 7-Day & 4-6 Week Follow-Up



PANCREATIC CANCER PAIN PoC 1 STUDY:
RESPONDING FEMORAL PATIENTS MEAN VAS SCORE OVER TIME
Severe Pain
Moderate Pain
Mild Pain
10
9
8
7
6
5
4
3
2
1
0
7.81
4.00
3.65
3.22
Autonomix Achieved a 59.2% Reduction in VAS Pain Score at 4-6 Weeks
(20% Reduction in VAS Considered Clinically Significant Pain Reduction[1])
Screening n=16
Post-Procedure (+24 Hours) n=16
7 Days Follow-Up (+/- 48 Hours) n=16
4-6 Weeks Follow-Up n=9

AUTONOMIX

1. Haefeli M, Elfering A. Pain assessment. Eur Spine J. 2006 Jan;15 Suppl 1(Suppl 1):S17-24. doi: 10.1007/s00586-005-1044-x. Epub 2005 Dec 1. PMID: 16320034; PMCID: PMC3454549.

Preparing to Launch PoC 2

Follow-On Expansion Protocol of Proof-of-Concept Trial

Pain Management in Additional Visceral Cancers as Well as Earlier Stage Pancreatic Cancer

Expected to Commence Q2 2025

Number of Subjects:	**20**
Clinical Sites:	**1**
Objective:	Ablate relevant nerves and mitigate intractable pain

Key Trial Highlights

Evaluating Additional Visceral Cancers that Signal Pain Through the Celiac Plexus

Focus on Interventional Cancer Pain Management in Visceral Cancers

Pancreatic | Gall Bladder | Liver | Bile Duct

Further Expansion in Pancreatic Cancer Pain

Earlier Stage | Moderate to Severe Pain

Potential to Double Addressable Market Beyond Pancreatic Cancer Pain

Path to Potential FDA Clearance

2025	2026	2027

PoC 1 and PoC 2 Studies ▶ IDE Clinical Trials in US ▶ FDA De Novo Submission ▶ FDA Clearance in 2027

Revenue Generation Model

- Capital Expenditure
- Catheter Disposables
- Annual Software License

Proof-of-Concept in Lead Indication Opens >$100 Billion Total Market Opportunity



Potential Future Targets
Market Opportunities
Initial Target
Pancreatic Cancer Pain
We are initially developing our technology for patients with pancreatic cancer and pancreatitis, conditions that can cause debilitating pain and need a more effective solution.
We believe pancreatic cancer pain management is a "proof of concept," and we believe success here will be indicative of the potential of our system in a wide range of disorders where the peripheral nervous system is involved.
Chronic Pain
Lower Back Pain
Joint Pain
Pelvic Pain
Urinary Tract Pain
Digestive Disorders
Tumor Related Pain
Complex Regional Pain Syndrome (CRPS)
Cardiovascular
Hypertension
Cardiovascular Disease
Pulmonary
Chronic Obstructive Pulmonary Disease
$75B[1]
$23B[2]
$18B[3]

1. https://www.mordorintelligence.com/industry-reports/pain-management-market
2. https://www.polarismarketresearch.com/industry-analysis/global-hypertension-drug-market
3. https://www.precedenceresearch.com/chronic-obstructive-pulmonary-disease-treatment-market

AUTONOMIX

Proven Team With Multiple Successful Exits



Brad Hauser

CHIEF EXECUTIVE OFFICER

- Globally renowned medical technology innovation leader and seasoned executive
- Med device exit to AbbVie (Nasdaq: SOLY; $550M 12/21)
- Med device exit to Allergan ($2.4B 2/17)

soliton · ZELTIQ · Allergan



Jennifer Cook

CHIEF BUSINESS OFFICER

- Med device exit to AbbVie (Nasdaq: SOLY; $550 Million 12/21)
- Extensive experience across healthcare and medical technology brands (Previously, Resonic, Orbera, LapBand)

soliton · abbvie · apollo



Dr. Robert Schwartz

CO-FOUNDER, CMO

- Inventor of Watchman™ ($1B revs; sold to Boston Sci)
- Mayo Clinic
- Dir. Minneapolis Heart Institute
- Interventional cardiologist

Boston Scientific · WATCHMAN · MAYO CLINIC



Trent Smith

CHIEF FINANCIAL OFFICER

- Med device exit to AbbVie (Nasdaq: SOLY; $550M 12/21)
- Extensive experience in international and U.S. public reporting (SEC) companies
- Med tech background

soliton · abbvie · InfuSystem



Landy Toth

CO-FOUNDER, CTO

- Mechanical engineer/medical device expert
- Commercialization of wearable and interventional diagnostic medical technologies

LifeLens

soliton > abbvie	ZELTIQ > Allergan	WATCHMAN > Boston Scientific
$550 Million Acquisition	$2.4 Billion Acquisition	>$1B Annual Revenue

AUTONOMIX

Investment Summary

Unleashing the Power of Nerve-Targeted Treatments

Transforming the diagnosis and treatment of pain and diseases of the nervous system

Significant pain reduction demonstrated in PoC 1

Initiating Expansion Phase (PoC 2) in Additional Visceral Cancers and Earlier Stage Pancreatic Cancer

Proven team with multiple successful exits

Targeting total combined $100 Billion market opportunity[1,2,3]

1. https://www.mordorintelligence.com/industry-reports/pain-management-market; 2. https://www.polarismarketresearch.com/industry-analysis/global-hypertension-drug-market; 3. https://www.precedenceresearch.com/chronic-obstructive-pulmonary-disease-treatment-market

AUTONOMIX

Company

Autonomix Medical, Inc.
21 Waterway Ave, Suite 300
The Woodlands, TX 77380

Investor / Media Relations

908.824.0775

autonomix@jtcir.com

autonomix.com